Exhibit 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the Annual Report of Diginex Limited (the “Company”) on Form 20-F for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard Anthony Byworth, Chief Executive Officer and Director of the Company, and Paul Neil Ewing, Chief Financial Officer (Principal Financial and Accounting Officer) and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2021	By:	/s/ Richard Anthony Byworth
Richard Anthony Byworth
Chief Executive Officer and Director

	By:	/s/ Paul Neil Ewing
Paul Neil Ewing
Chief Financial Officer (Principal Financial and Accounting Officer) and Director